UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2023
PHINIA INC.
________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-41708	92-2483604
State or other jurisdiction of	Commission File No.	(I.R.S. Employer
Incorporation or organization		Identification No.)

3000 University Drive	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (248) 732-1900
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PHIN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

2024 Annual Meeting of Stockholders

On November 15, 2023, PHINIA Inc. (the “Company”) announced that it expects to hold its first annual meeting of stockholders (the “2024 Annual Meeting”) on May 9, 2024. A proxy statement with further information regarding the 2024 Annual Meeting will be distributed to stockholders prior to such meeting.

Deadline for Rule 14a-8 Stockholder Proposals

The Company has set the deadline for the receipt of any stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the 2024 Annual Meeting, as December 15, 2023, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must be received by the Company’s Corporate Secretary at PHINIA Inc., 3000 University Drive, Auburn Hills, Michigan 48326 on or before such date, and comply with the procedures and requirements set forth in Rule 14a-8 under the Exchange Act.

Advance Notice for Director Nominations and Other Stockholder Business

In accordance with the Company’s Amended and Restated By-Laws (the “By-Laws”), the Company has set the dates for timely notice of director nominations or other stockholder business to be properly brought before the 2024 Annual Meeting, other than Rule 14a-8 proposals described above, to be not earlier than the close of business on January 10, 2024 nor later than the close of business on February 9, 2024. Any such notice must be delivered in writing to the Company’s Corporate Secretary at PHINIA Inc., 3000 University Drive, Auburn Hills, Michigan 48326 within such window. Any such notice must also comply with the requirements of the By-Laws and other applicable law.

Proxy Access

In accordance with the By-Laws, the Company has set the deadline for timely notice of director nominations to be included in the Company’s proxy statement pursuant to Article II, Section 11 of the By-Laws to be no later than the close of business on December 15, 2023. Any such notice must be delivered to, or mailed and received by, the Company’s Corporate Secretary at PHINIA Inc., 3000 University Drive, Auburn Hills, Michigan 48326 on or before such date. Any such notice must also comply with the requirements of the By-Laws and other applicable law.

Universal Proxy

In addition to satisfying the requirements under the By-Laws, stockholders who intend to solicit proxies for the 2024 Annual Meeting in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees) to comply with the universal proxy rules, which notice must be postmarked or transmitted electronically to the Company’s Corporate Secretary at PHINIA Inc., 3000 University Drive, Auburn Hills, Michigan 48326 no later than March 11, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHINIA Inc.

Date: November 15, 2023	By:	/s/ Robert Boyle
Name: Robert Boyle
Title: Vice President, General Counsel, and Secretary